SUNAMERICA SERIES TRUST

Supplement to the Prospectus

In the section entitled "TRUST HIGHLIGHTS" in response to the question "How have the Portfolios performed historically?" under the heading "GROWTH OPPORTUNITIES PORTFOLIO," the chart and footnotes with respect to Average Annual Total Returns is deleted in its entirety and replaced with the following, effective November 1, 2004:
Average Annual Total Returns (as of the calendar year ended December 31, 2003)*	Past One Year	Class 1 Since Inception[1]
Growth Opportunities Portfolio Class 1	34.93%	-18.91%
Russell 2000® Growth Index[2]	48.54%	-8.62%
S&P Mid Cap 400® Index[3]	35.59%	6.24%

* Fees and expenses incurred at the contract level are not reflected in the table. If these amounts were reflected returns, would be less than those shown.

1 Inception date: Class 1 is July 5, 2000.

2 Effective November 1, 2004, the Portfolio has selected the Russell 2000® Growth Index for performance comparisons. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market in the U.S. equity universe. The change in indices was made because the Russell 2000® Growth Index is more representative of the Portfolio's investment strategy.

3 The S&P Mid Cap 400® Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market value weighted index.

Dated: November 1, 2004

Version B